Offerings - Offering: 1	Jul. 29, 2026 USD ($)
Offering:
Fee Previously Paid	true
Transaction Valuation	$ 46,133,600.31
Amount of Registration Fee	$ 6,371.05
Offering Note
(a)
Calculated as the aggregate maximum purchase price for shares of common stock of Vista Credit Strategic Lending Corp. (the "Registrant"), based upon the net asset value per share as of May 31, 2026 of $19.21 and the offer to purchase up to 2,401,540.880 shares of common stock of the Registrant. The fee of $6,371.05 was paid in connection with the filing of the Schedule TO-I by Vista Credit Strategic Lending Corp. (File No. 005-94179) on June 24, 2026 (the “Schedule TO”). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.
(b)
Calculated at $138.10 per $1,000,000 of the transaction value.